Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
Note 13. Income Taxes
No provision for income taxes was recorded for the years ended December 31, 2022 and 2021. The Company has incurred net operating losses for all the periods presented. The Company accounts for income taxes in accordance with the asset and liability method, which requires that the tax benefit of net operating losses, temporary differences and credit carryforwards be recorded as an asset to the extent that management assesses that realization is “more likely than not.” Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. Because of the Company’s recent history of operating losses, management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits is not likely to be realized and, accordingly, has provided a full valuation allowance.

Significant components of the Company’s net deferred tax assets consist of the following (in thousands):

	December 31,
	2022	2021
Deferred tax assets:
Net operating loss carryforwards	$32,985	$31,826
Section 174 capitalized expense	6,812	—
Research and development credits	3,775	2,392
Lease liabilities	1,096	1,521
Accrual and reserves	739	590
Employee retention credits	271	284
Stock-based compensation	201	129
Capitalized intangible costs	176	122
Fixed assets	66	—
Other	3	3

Gross deferred tax assets	46,124	36,867
Less: valuation allowance	(45,343)	(35,665)

Deferred tax assets, net of valuation allowance	781	1,202
Deferred tax liabilities:
Right-of-use assets	(686)	(962)
Fixed assets	—	(101)
Other	(95)	(139)

Gross deferred tax liabilities	(781)	(1,202)

Total net deferred tax assets	$—	$—

The net valuation allowance increased by $9.7 million for the years ended December 31, 2022 and 2021.
As of December 31, 2022, the Company had net operating loss, or NOL, carryforwards of approximately $139.4 million and $53.0 million available to reduce future taxable income, if any, for federal and California state income tax purposes, respectively. NOL carryforwards generated after 2018 for federal tax reporting purposes of $127.0 million have an indefinite carryforward period. The remaining federal and state net operating loss carryforwards begin expiring in 2036.
As of December 31, 2022, the Company had research and development credit carryforwards of approximately $2.2 million and $3.8 million available to reduce future taxable income, if any, for federal and California state income tax purposes, respectively. The federal credit carryforwards begin expiring in 2036 and the state credits carry forward indefinitely.
Beginning January 1, 2022, the Tax Cuts and Jobs Act, or the Tax Act, eliminated the option to deduct research and development expenditures in the current year and requires taxpayers to capitalize such expenses pursuant to Internal Revenue Code, or the IRC, Section 174. The capitalized expenses are amortized over a
5-year
period for domestic expenses and a
15-year
period for foreign expenses. As a result of this provision of the Tax Act, deferred tax assets related to capitalized research expenses increased by $6.7 million.
Federal and state laws impose substantial restrictions on the utilization of net operating loss and tax credit carryforwards in the event of an ownership change for tax purposes, as defined in Section 382 of the Internal

Revenue Code. As a result of such ownership changes, the Company’s ability to realize the potential future benefit of tax losses and tax credits that existed at the time of the ownership change may be limited and may expire unutilized. Such impairment of tax losses and tax credits would reduce the deferred tax asset and corresponding valuation allowance, as a result of the limitation. The Company completed an assessment of the available NOLs under Section 382 and determined that the Company underwent an ownership change in September 2020. As a result of the annual limitations caused by the ownership change, it was estimated the approximately $1.3 million of federal tax credit and $27.4 million of California NOL will expire unrealized for income tax purposes, and such amounts are excluded from the carryforward balances as of December 31, 2022.
The Company recognizes uncertain income tax positions at the largest amount that is more likely than not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. The unrecognized tax benefits, if recognized, would not have an impact on the Company’s effective tax rate assuming the Company continues to maintain a full valuation allowance position. The Company does not expect its unrecognized tax benefits to change significantly over the next 12 months.
A reconciliation of the Company’s unrecognized tax benefits is as follows (in thousands):

	December 31,
	2022	2021
Balance at beginning of the year	$974	$921
Additions based on tax positions related to current year	654	480
Reductions based on tax positions of prior year	—	(427)

Balance at end of the year	$1,628	$974

The Company files income tax returns in the U.S. federal and California tax jurisdictions. As of the date these financial statements were issued, the Company is not under examination by any income tax authority. The federal and state income tax returns from December 31, 2016 to December 31, 2021 remain subject to examination.
A reconciliation of the statutory U.S. federal tax rate to the Company’s effective tax rate is as follows:

	December 31,
	2022	2021
Statutory rate	21.00%	21.00%
State tax	2.12	(2.78)
Tax credits	1.72	1.70
Stock-based compensation	(2.26)	—
Change in valuation allowance	(26.88)	(16.92)
NOL and tax credits limited under 382	—	(2)
Gain on warrant liabilities	4.60	—
Other	(0.30)	(0.57)

Total	0.00%	0.00%

On December 21, 2020, the Consolidated Appropriations Act, 2021, or the Appropriations Act, was signed into law which expanded and extended some of CARES Act provisions, including the expansion of the employee retention credits. The Company claimed employee retention credits of $1.0 million and $0.3 million for the 2021 and 2020 tax years. The Company will recognize the benefit of those credits as the refunds are received.

Inflation Reduction Act of 2022, or the IRA, which was signed into law in August 2022, includes several provisions that are specifically applicable to corporations. Among other changes, it created a new corporate alternative minimum tax based on adjusted financial statement income and imposes a 1% excise tax on corporate stock repurchases. The effective date of these provisions is January 1, 2023. The Company is evaluating how the enactment of the IRA will have an impact on its consolidated financial statements but does not expect that the provisions of the IRA will have a material impact for the year ended December 31, 2022.